JPMORGAN INCOME FUNDS

JPMorgan Ultra Short Duration Bond Fund
(All Share Classes)
(a series of JPMorgan Trust II)

Supplement dated May 22, 2009
to the Prospectuses dated July 1, 2008, as supplemented

Effective immediately, the third paragraph under “What are the Fund’s main investment strategies?” is deleted and replaced with the following:

“Under normal market conditions, the Fund will maintain a maximum interest rate sensitivity approximately equal to that of a two-year U.S. Treasury security.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-USDB-509